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CAM Group, Inc. We integrate, manage and operate the biggest rural retail network in China, starting from Hebei Province • 400,000 retail stores in whole China and 16,000 in Hebei • Covers 40 million addressable consumers in Hebei • $4.8 billion annual fertilizer sales through the stores in Hebei • $20 billion of addressable sundries market size • And ...

Investment Highlights Profitability • We have made profit since we started operation • Stable income stream through our business model Significant Platform for Growth • Build core revenue in advertising and agricultural sales • Leverage partners’ existing infrastructure and brand Attractive Target Market • Commitment by the government to build rural market • Increasing income per capita & 40 million rural consumers Integrated Business Model • The power of integrating 4 lines of business • One - stop solution for clients to access rural market Strong Partnerships and Alliances • 60 years operating history as a government agency • JV partnership with access to 16,000 retail stores Experience and Respected Management Team • Over 100 years of combined experience successfully leading, managing and operating businesses in China

Significant Platform for Growth • Develop core revenue base in advertising and agricultural sales – Our advertising sale is currently making $578,000 monthly – Our fertilizer sales will reach ~$8 million in this quarter • Leverage partners’ existing infrastructure and brand – 19 distribution centers – 16,000 retail outlets representing over 40 million consumers – 4.3 million sq. ft. of rental space under our management

Retail System Management

• Most of the wealth is concentrated on the coastal cities; government’s active decision to develop the rural consumer market • Existing businesses are under - managed and we are welcomed by the government to help improve the operating efficiencies and profitability of state - owned enterprises Government Policies 1. Commercialize the rural market 2. Stimulate domestic demands 3. Improve rural living standards

Source: Ministry of Finance of the People’s Republic of China • 18% increase in rural expenditure while GDP is 10.3% in 2010 • 22% increase in rural expenditure while GDP is 9.2% in 2011 • Rural families’ per capita income is also increasing annually 0 20 40 60 80 100 120 140 160 180 2009 2010 2011 Government Expenditures on Rural Market 18% 22% In billions USD

• Geographically surrounding Beijing ; total area 72,500 mi 2 • Approx. half of Japan; 146,000 mi 2 • 40+ million addressable consumers • Annual sale of fertilizer ~ $4.8 billion USD Initial roll out i n China’s bread basket

- 10.0 - 5.0 0.0 5.0 10.0 15.0 China US Japan UK Germany 2007 2008 2009 2010 2011 Annual GDP Growth (%) Source: World Bank

0 100 200 300 400 500 600 700 2006 2007 2008 2009 2010 Textile Export Misc. Manufactured Articles Export Base Metal Import Agricultural Output Relative Industrial Growth (USD in billions) Source: National Bureau of Statistics of China

Company Overview Legal Structure

Management Team Mr. Lijun Chen Chairman • President and General Manager of Hebei Agricultural Means and Production Co. Ltd. led the company to RMB 3.9 billion annual fertilizer sales • Over 22 yrs of experience in the Chinese agricultural market • Recognized for his knowledge and management capability Mr. Weiheng Cai President/CFO • Assisted HK Karrie Group to be listed in Hong Kong in 1996 • Completed the joint venture between China Telecom (Guangzhou) and Cyberlink Technology Co., Ltd. in 1997 • Established and managed in a $300M USD private equity fund, and a ~$500M USD cultural development fund Ms. Kit Ka CEO • Extensive experience in the telecommunication industry • Independent Non - Executive Director of Cosmopolitan International Holdings Ltd. • Director of Sharp Wind Development Limited Mr. Guojiang Peng General Manager • Vice General Manager of Hebei Agricultural Means and Production Co. Ltd. • 24 yrs of managing stores, warehouse and logistics experience • Led the completion of the “Thousand Villages Marketing Project” by Ministry of Commerce of China Mr. Rick Marchese Ind. Director • Experienced investment banker in consumer products and retail at Deutsche Bank and Merrill Lynch • Extensive experience in global supply chain and logistics management with the U.S Navy and Northrop Grumann

Products & Services

From us • Outdoor LCD display • Poster boards • Outdoor billboards • Brochures To clients • Broad coverage • High market penetration • Cost effective and efficient • Customized package Advertising Solutions

Wholesale and Retail Store In Shijiazhuang City Store In Baoding City Store In Zhao Xian

Wholesale and Retail From us • 16,000 retail stores from existing resources • Non - agricultural products • Fertilizers To clients • Instant assess to rural retail market • Save time to build manufacture’s own retail • Cost effective and efficient

Growth Opportunities: 1. CAM co - branding debit card - intend to issue 500,000 debit cards initially 2. CAM phone – intend to partner with a telecom service provider to deliver rural market message 3. To build win - win partnership, joint venture or M&A with large franchise stores in the world 4. And... Value - Added Services

• Sublease retail store areas in the network • ~4,300,000 sq. ft. of rental space • Remodeled as convenience stores • Sell both agriculture and non - agricultural products such as fertilizer, homecare, personal care and healthcare products Store Rental Business

Financial Forecasting 2012 201 3 2014 2015 2016 Advertising 3,468 6,936 9,017 11,722 15,238 Wholesale and Retail 8,000 126,968 142,204 159,269 178,381 Store Rental 3,377 3,715 4,086 4,495 1,170 1,521 Total Sales 11,468 137,281 154,936 176,247 199,635 Net Income 2,343 13,261 15,475 18,493 21,829 Net Margin 20% 10% 10% 10% 11% Net growth 466% 17% 20% 18% in thousand USD

Sales Forecasting 0 20 40 60 80 100 120 140 160 180 200 2012 2013 2014 2015 2016 Value - Added Services Store Rental Retail/Wholesale Advertising Cumulative Sales in millions $USD

CAM events Opening Ceremony of initial 300 outdoor LCD’s July 30, 2012 in Hebei , China 1:1 Sample Retail Store Standard Retail Store

Investment Highlights Profitability • We have made profit since we started operation • Stable income stream through our business model Significant Platform for Growth • Build core revenue in advertising and agricultural sales • Leverage partners’ existing infrastructure and brand Attractive Target Market • Commitment by the government to build rural market • Increasing income per capita & 40 million rural consumers Integrated Business Model • The power of integrating 4 lines of business • One - stop solution for clients to access rural market Strong Partnerships and Alliances • 60 years operating history as a government agency • JV partnership with access to 16,000 retail stores Experience and Respected Management Team • Over 100 years of combined experience successfully leading, managing and operating businesses in China

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